SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 8, 2016

Date of Earliest Event Reported: April 1, 2016

Principal Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-196058 (Commission File Number)

2560 King Arthur Blvd Suite 124 PMB 65

Lewisville, TX 75056

(855) 774-7799

(Address and Telephone Number of Registrant's Principal

Executive Offices and Principal Place of Business)

211 N. Ervay, Street, Suite 300

Dallas, TX 75201

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2016, Principal Solar, Inc. (the “Company”) filed with the State of Delaware a Certificate of Amendment to the Company’s Certificate of Incorporation effecting the reduction in the total number of shares of $.01 par value authorized common stock of the Company to Fifteen Million (15,000,000) from the current Three-Hundred Million (300,000,000) and the total number of shares of $.01 par value authorized preferred stock of the Company to Two Million (2,000,000) from the current One-Hundred Million (100,000,000).

Item 9.01 Financial Statements and Exhibits

Exhibit No.     Description

4.1     Certificate Of Amendment To Certificate Of Incorporation (April 1, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRINCIPAL SOLAR, INC.

Date: April 8, 2016	By:	/s/ David N. Pilotte
Chief Financial Officer